SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF THE LISTED FUND

DWS Intermediate Tax/AMT Free Fund

Effective on or about April 28, 2014, the following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” subheading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Philip G. Condon, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

Ashton P. Goodfield, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 1990.

Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

April 15, 2014 PROSTKR-372